ELIZABETH ARDEN, INC.
                            [Red Logo]


FOR IMMEDIATE RELEASE

  ELIZABETH ARDEN, INC. APPROVES SECURITIES TRADING PLANS UNDER
                         SEC RULE 10b5-1
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New York, New York (March 16, 2004)   Elizabeth Arden, Inc. (NASDAQ: RDEN), a
global prestige fragrance and beauty products company, today announced that certain executives are implementing 10b5-1 plans under the Securities Exchange Act of 1934.

On December 15, 2003, the Board of Directors approved the adoption of trading plans in accordance with guidelines specified by the Securities and Exchange Commission's Rule 10b5-1 under the Securities Exchange Act of 1934. Senior executives and directors electing to sell shares of Company common stock may adopt these trading plans from time to time. The Company believes the adoption of such trading plans is consistent with good corporate governance policies and is a further extension of the stock ownership guidelines it enacted for its senior executives.

Rule 10b5-1 allows corporate insiders to establish prearranged plans to sell a specified number of shares of company stock over a predetermined period of time. Insiders may adopt such plans when they are not in possession of material, non-public information in order to minimize the market effect of stock sales by spreading them out over a greater period of time than would be available using the Company's established "non-blackout periods," to avoid concerns about initiating stock transactions while in possession of material non-public information and to gradually diversify their investment portfolios.


E. Scott Beattie, Chairman and Chief Executive Officer, Paul West, President and Chief Operating Officer, Joel B. Ronkin, Executive Vice President and Chief Administrative Officer, and Oscar E. Marina, Executive Vice President, General Counsel and Secretary, are establishing such plans to facilitate the orderly exercise of expiring options. The 10b5-1 plans of Messrs. Beattie, West and Ronkin allow them to sell shares underlying options that are set to expire on or before March 2005. Mr. Beattie is also planning to sell 20,000 shares of common stock, the proceeds of which will be used to repay a loan in the principal amount of $400,000 that is due to the Company on March 31, 2004. The number of shares that may be sold during the terms of the above plans represents less than one percent of the fully diluted common stock of the Company.


Elizabeth Arden is a global prestige fragrance and beauty products company. The Company's portfolio of leading brands includes the fragrance brands Red Door, Red Door Revealed, Elizabeth Arden green tea, 5th Avenue, ardenbeauty, Elizabeth Taylor's White Diamonds, Passion, Forever Elizabeth and Gardenia, White Shoulders, Geoffrey Beene's Grey Flannel, Halston, Halston Z-14, Unbound, PS Fine Cologne for Men, Design and Wings; the Elizabeth Arden skin care line, including Ceramides and Eight Hour Cream; and the Elizabeth Arden cosmetics line.

Company Contact:   Marcey Becker
                   Senior Vice President, Finance
                   (203) 462-5809

Investor Contact:  Cara O'Brien/Lila Sharifian
                   Financial Dynamics
                   (212) 850-5600

Press Contact:     Stephanie Sampiere
                   Financial Dynamics
                   (212) 850-5600


     In connection with the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans" and "projection") are not historical facts and may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, key factors set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, that have a direct
bearing on our results of operations.   We caution that those factors could
cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.